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                                                                    EXHIBIT 10.7

                                                            GRUPO CCR LETTERHEAD

                                                    Buenos Aires, March 10, 2003
FREE TRANSLATION

Grupo Incesa
La Paz, Bolivia
Present

Dear Sirs,

CCR-IRI, as a provider of information, authorizes Grupo Incesa, to use our reports on the beer market in Bolivia, in the company's annual report and in its Form 20-F.

We further consent to the use of our name in such Form 20-F which attaches this consent as an exhibit thereto and to the incorporation of this consent into any form that the Company must file.

/s/ Eliana Wallach
International Business Manager
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GRUPO CCR LETTERHEAD

                                                 Buenos Aires, February 28, 2003

FREE TRANSLATION

Mr. Faustino Arias
Quilmes Industrail S.A. (Quinsa)
Avda. Juan Domingo Peron 667
Capital Federal
Present

Ref: 20-F Registration to The New York Stock Exchange

CCR-IRI, as a provider of information, authorizes Quilmes Industrial S.A. (Quinsa) , to use our reports on the beer industry in Paraguay corresponding to the years 1996 to 2003 in the company's annual report and in its Form 20-F.

We further consent to the use of our name in such Form 20-F which attaches this consent as an exhibit thereto and to the incorporation of this consent into any form that the Company must file.

/s/ Ignacio Eiranova
Director